Execution Version
Exhibit 10.1
THIRD AMENDMENT
This THIRD AMENDMENT, dated as of March 20, 2024 (this “Agreement”), to that certain CREDIT AGREEMENT, dated as of May 13, 2022 (as amended by that certain First Amendment, dated as of August 17, 2023, and that certain Second Amendment, dated as of December 20, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among AZZ INC., a Texas corporation (the “Company”), the Subsidiaries of the Company party hereto, the LENDERS party hereto and CITIBANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”) (capitalized terms used but not defined herein have the meaning provided in the Amended Credit Agreement (as defined below)).
W I T N E S S E T H
WHEREAS, pursuant to the Existing Credit Agreement, the Initial Term Loan Lenders have made Initial Term Loans to the Company on the terms and subject to the conditions set forth therein (such Initial Term Loans, to the extent outstanding immediately prior to the Third Amendment Effective Date, the “Existing Term Loans”);
WHEREAS, the Company has requested that the Existing Credit Agreement be amended (the Existing Credit Agreement as amended by this Agreement, the “Amended Credit Agreement” to provide for (a) the reduction of the Applicable Margin for the Initial Term Loans and (b) modification of certain other provisions in the Existing Credit Agreement, as provided herein;
WHEREAS, each lender holding Existing Term Loans (each, an “Existing Term Loan Lender”) that executes and delivers a signature page to this Agreement as a “Continuing Term Loan Lender” (each, a “Continuing Term Loan Lender”) at or prior to 5:00 p.m. EST on Wednesday, March 13, 2024 (the “Consent Deadline”) will, in each case, have agreed to the terms of this Agreement upon the effectiveness of this Agreement on the Third Amendment Effective Date. Each Existing Term Loan Lender that does not execute and deliver a signature page to this Agreement at or prior to the Consent Deadline (each, a “Departing Term Loan Lender”), will be deemed not to have agreed to this Agreement, and will be subject to the mandatory assignment provisions of Section 11.01 and Section 11.15 of the Existing Credit Agreement upon the effectiveness of this Agreement on the Third Amendment Effective Date (it being understood that the interests, rights and obligations of each Departing Term Loan Lender under the Loan Documents will be assumed by Citibank, N.A. (in such capacity, the “New Term Loan Lender”), in accordance with Section 11.01 and Section 11.15 of the Existing Credit Agreement and Section 2 hereof);
WHEREAS, each of Citi (as defined below), Barclays Bank PLC (“Barclays”), CIBC (as defined below), U.S. Bank National Association (“U.S. Bank”) and Wells Fargo (as defined below) have been appointed as joint lead arrangers and joint bookrunners in connection with this Agreement (Citi, CIBC, Barclays, U.S. Bank and Wells Fargo, collectively, the “Arrangers”; as used herein, (a) “Citi” means Citigroup Global Markets Inc., Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as Citi shall determine to be appropriate, (b) “Wells Fargo” means Wells Fargo Securities, LLC, Wells Fargo Bank, N.A. and/or any of their affiliates as Wells Fargo shall determine to be appropriate and (c) “CIBC” shall mean CIBC Bank USA, Canadian Imperial Bank of Commerce, New York Branch, CIBC World Markets Corp. and/or any of their affiliates as CIBC shall determine to be appropriate).
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.Amendment of the Existing Credit Agreement. Effective as of the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as set forth in the pages of the Amended Credit Agreement attached hereto as Exhibit A.

SECTION 2.Transactions on the Third Amendment Effective Date.
(a)Effect on the Existing Term Loan Lenders and Existing Term Loans. (i) Subject to the conditions set forth herein and the terms hereof, on the Third Amendment Effective Date, (A) the New Term Loan Lender shall become, and each Continuing Term Loan Lender shall continue to be, an “Initial Term Loan Lender” and a “Lender” under the Amended Credit Agreement and (B) the New Term Loan Lender shall have, and each Continuing Term Loan Lender shall continue to have, all the rights and obligations of an “Initial Term Loan Lender” and a “Lender” holding Initial Term Loans under the Amended Credit Agreement.
(i)On the Third Amendment Effective Date, each Departing Term Loan Lender shall be deemed to have assigned and delegated its Existing Term Loans, together with all of its interests, rights and obligations under the Loan Documents in respect thereof, to the New Term Loan Lender at a purchase price equal to the par principal amount of such loans (the “Initial Term Loan Purchase Price”). The New Term Loan Lender shall be deemed to have assumed all of the Existing Term Loans of each Departing Term Loan Lender. Upon payment to a Departing Term Loan Lender of (I) the Initial Term Loan Purchase Price with respect to its Existing Term Loans from the Administrative Agent (on behalf of the New Term Loan Lender) and (II) accrued and unpaid interest and fees (if any) in respect of its Existing Term Loans through but excluding the Third Amendment Effective Date and all other amounts payable to it as of the Third Amendment Effective Date under the Loan Documents in respect of its Existing Term Loans and other interests assigned by it under this Section 2(a)(ii) from the Company (and without the requirement of any further action on the part of such Departing Term Loan Lender), such Departing Term Loan Lender shall cease to be a party to the Existing Credit Agreement with respect to the Existing Term Loans (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 2(a)(ii). The New Term Loan Lender shall make the payment for the assumption deemed made by it pursuant to this Section 2(a)(ii) by wire transfer on the Third Amendment Effective Date of immediately available funds to the Administrative Agent in an amount equal to the Initial Term Loan Purchase Price applicable to the Existing Term Loans assumed by it pursuant to this Section 2(a)(ii), and the Administrative Agent will promptly distribute, by remitting in like funds, such amounts received by it to the Departing Term Loan Lenders in accordance with their interests therein.
(b)The posting of a draft form of this Agreement on March 11, 2024 shall constitute the Company’s notice to the Administrative Agent and each Departing Term Loan Lender as required by Section 11.01 and Section 11.15 of the Existing Credit Agreement.
(c)The New Term Loan Lender, by delivering its signature page to this Agreement and assuming Existing Term Loans, hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, (i) the Existing Credit Agreement as amended by the amendment of the Existing Credit Agreement provided for herein and (ii) each Loan Document and each other document required to be approved by any Agent, the Required Lenders, or any other Lenders, as applicable, on the Third Amendment Effective Date (and after giving effect to the amendment of the Existing Credit Agreement provided for in this Agreement).
(d)The Administrative Agent, by delivering its signature page to this Agreement, consents to this Agreement and confirms that the New Term Loan Lender is acceptable to it.
(e)For purposes of clarity, (i) all Existing Term Loans shall continue to be outstanding as Initial Term Loans under the Amended Credit Agreement and (ii) all Interest Periods in respect of such Initial Term Loans shall remain unchanged on and after the Third Amendment Effective Date, in each case, subject to the terms of the Amended Credit Agreement; provided, that on the last day of such Interest Periods, the Company shall only be obligated to pay interest accrued from the Third Amendment Effective Date through the last day of such Interest Periods.
SECTION 3.[Reserved].

SECTION 4.Conditions to Effectiveness of Agreement. The amendment of the Existing Credit Agreement and associated provisions set forth herein shall become effective as of the first date on which the following occur or have been waived in accordance with Section 11.01 of the Existing Credit Agreement (the “Third Amendment Effective Date”):
(a)The Administrative Agent shall have received duly executed counterparts of this Agreement from (A) the Company and each Guarantor, (B) the Continuing Term Loan Lenders (which shall collectively constitute the Required Lenders) and the New Term Loan Lender, (C) the Majority Facility Lenders in respect of the Revolving Credit Facility and (D) the Administrative Agent.
(b)The Administrative Agent shall have received a customary closing certificate from a secretary, assistant secretary or similar officer or authorized representative of each Loan Party certifying as to (i) resolutions duly adopted by the board of directors (or equivalent governing body) of each such Loan Party authorizing the execution, delivery and performance of this Agreement, as applicable, (ii) the accuracy and completeness of copies of the certificate or articles of incorporation, continuation, amalgamation, association or organization (or memorandum of association or other equivalent thereof) of each such Loan Party certified by the relevant authority of the jurisdiction of organization of each such Loan Party and copies of the by-laws or operating, management, partnership, shareholders or similar agreement of each such Loan Party and that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date), (iii) incumbency (to the extent applicable) and specimen signatures of each officer, director or authorized representative executing any Loan Document on behalf of each such Loan Party and (iv) the good standing (or subsistence or existence) of each such Loan Party from the Secretary of State (or similar official) of the state or other jurisdiction of such Loan Party’s organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party).
(c)The Administrative Agent shall have received (x) certified copies of the certificate or articles of incorporation (or comparable organizational document), including all amendments thereto, of each Loan Party as in effect on the Third Amendment Effective Date, certified as of a recent date by the Secretary of State (or comparable authority) of the jurisdiction of its organization and (y) a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State (or comparable authority).
(d)The Administrative Agent shall have received a certificate from a financial officer of the Company substantially in the form of Exhibit D to the Existing Credit Agreement, to the effect that, immediately before and after giving effect to the transactions contemplated hereby, the Company and its Subsidiaries, taken as a whole, are Solvent.
(e)The Administrative Agent shall have received the executed customary legal opinion of Baker & McKenzie LLP, as counsel to the Company.
(f)The representations and warranties made in this Agreement shall be true and correct (i) in the case of such representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects. The Administrative Agent shall have received a customary certificate from a Responsible Officer of the Company.
(g)The Company shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to (A) all fees and other amounts due and payable by the Company on or prior to the Third Amendment Effective Date pursuant to this Agreement or as separately agreed by the Company and certain of the Arrangers and (B) invoiced (with reasonable details) out of pocket expenses of the Administrative Agent and the Arrangers relating hereto (including those of counsel to the Administrative Agent and the Arrangers) subject to the terms of the engagement letter with the Arrangers and the Borrower relating to the amendment contemplated hereby, and to the extent invoiced 2 business days prior to the Third Amendment Effective Date.

(h)The Company shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to all accrued and unpaid interest and fees (if any) in respect of the Existing Term Loans through but excluding the Third Amendment Effective Date and all other amounts payable in respect thereof (including amounts payable pursuant to Section 2 hereof and under the Existing Credit Agreement, as applicable). The New Term Loan Lender shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to the Initial Term Loan Purchase Price to the applicable assignors pursuant to Sections 2(a)(ii) hereof.
(i)To the extent requested at least five Business Days prior to the Third Amendment Effective Date, the Lenders shall have received (i) all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, and (ii) a Beneficial Ownership Certification in relation to the Company that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case, at least 2 Business Days prior to the Third Amendment Effective Date.
The Administrative Agent shall notify the Company, the Existing Term Loan Lenders, and the New Term Loan Lender of the Third Amendment Effective Date, and such notice shall be conclusive and binding absent manifest error.
For purposes of determining compliance with the conditions specified above, each Lender party to this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such Person unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Person prior to the Third Amendment Effective Date specifying its objection thereto.
SECTION 5.Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each Lender on the Third Amendment Effective Date that:
(a)This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Third Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date.
(c)No Default or Event of Default has occurred and is continuing or would result from the transactions provided for in this Agreement.
SECTION 6.Effects on Loan Documents; No Novation. (a) Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(a)Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the

Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Nothing herein shall be deemed to entitle the Company or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
(b)On and after the Third Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. The Company and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents.
(c)Neither this Agreement nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Collateral Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Collateral Documents or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as may be expressly modified hereby. Nothing expressed or implied in this Agreement, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 7.Acknowledgement. Each party hereto hereby acknowledges and agrees that this Agreement constitutes a written instrument of assignment and assumption as required by Section 11.01 and Section 11.15 of the Existing Credit Agreement.
SECTION 8.Waiver. The Agent hereby waives the processing and recordation fee provided for in Section 11.06(b)(iv) of the Existing Credit Agreement in connection with any assignment and assumption provided for under Section 2 hereof.
SECTION 9.[Reserved].
SECTION 10.Further Assurances. The Company agrees to do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or Collateral Agent may reasonably require from time to time in order to implement the provisions of this Agreement.
SECTION 11.APPLICABLE LAW, JURISDICTION, WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 11.16 AND 11.18 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.
SECTION 12.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or email shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic

Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 13.Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 11.02 of the Amended Credit Agreement.
SECTION 14.Reaffirmation. By signing this Agreement, each Loan Party party hereto hereby confirms that, as of the Third Amendment Effective Date, (a) the obligations of the Loan Parties under the Amended Credit Agreement and the other Loan Documents (i) are entitled to the benefits of the guarantees and Liens set forth or created in the Existing Credit Agreement, the Collateral Documents and each other Loan Documents, (ii) constitute “Obligations” or other similar term for purposes of (and as defined in, as applicable) the Existing Credit Agreement, the Collateral Documents and all other Loan Documents, and (iii) except as expressly set forth herein, the Collateral Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects; and (b) each Continuing Term Loan Lender and the New Term Loan Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.01 of the Amended Credit Agreement) for all purposes of the Amended Credit Agreement and the other Loan Documents. Each Loan Party party hereto hereby ratifies and confirms that, as of the Third Amendment Effective Date, all Liens granted, conveyed or assigned to the Administrative Agent or Collateral Agent, as applicable, by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations. Each Loan Party other than the Company acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Loan Party is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to this Agreement and (ii) nothing in the Existing Credit Agreement, the Amended Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendment, consent or waiver of the terms of the Amended Credit Agreement.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
AZZ INC., as the Company,
By:/s/ Philip A. Schlom
Name: Philip A. Schlom
Title: Senior Vice President and Chief Financial Officer
GUARANTORS:

AAA GALVANIZING - CHELSEA, LLC
AAA GALVANIZING - HAMILTON, LLC
ARKGALV, LLC
AZZ GALVANIZING - BRISTOL LLC
AZZ GALVANIZING – CHATTANOOGA LLC
AZZ GALVANIZING - LOUISIANA LLC
AZZ GALVANIZING – NASHVILLE LLC
AZZ SURFACE TECHNOLOGIES – TAMPA LLC
GULF COAST GALVANIZING, LLC
NORTH AMERICA GALVANIZING COMPANY, LLC
WITT GALVANIZING - MUNCIE, LLC
WITT GALVANIZING - PLYMOUTH, LLC
AAA GALVANIZING – DIXON, INC.
AAA GALVANIZING – JOLIET, INC.
AAA GALVANIZING – PEORIA, INC.
AAA GALVANIZING – WINSTED, INC.
ARIZONA GALVANIZING, INC.
AUTOMATIC PROCESSING INCORPORATED
AZTEC MANUFACTURING – WASKOM LLC
AZTEC MANUFACTURING LLC
AZZ GALVANIZING – KENNEDALE, LLC
AZZ GALVANIZING – NEBRASKA, LLC
AZZ GALVANIZING – RENO, LLC
AZZ GALVANIZING – ROCKFORD LLC
AZZ GALVANIZING – SAN ANTONIO, LLC
AZZ GALVANIZING – SOUTH CAROLINA LLC
AZZ GALVANIZING AND PLATING – MILWAUKEE LLC
AZZ GROUP LLC
AZZ SURFACE TECHNOLOGIES – CROWLEY LLC
AZZ SURFACE TECHNOLOGIES – GAINESVILLE LLC
AZZ SURFACE TECHNOLOGIES – GARLAND SOUTH LLC
AZZ SURFACE TECHNOLOGIES – ROWLETT LLC
AZZ SURFACE TECHNOLOGIES – TERRELL LLC
INTERNATIONAL GALVANIZERS LLC
NAGALV-OHIO, INC.
ROGERS GALVANIZING COMPANY – KANSAS CITY
WITT GALVANIZING – CINCINNATI, LLC
[SIGNATURE PAGE TO THE THIRD AMENDMENT]

ZALK STEEL & SUPPLY CO.
PRECOAT MEZZANINE LLC
PRECOAT METALS CORP.
MIDWEST METAL COATINGS, LLC
PRECOAT METAL COATINGS LLC
By:/s/ Philip A. Schlom
Name: Philip A. Schlom
Title: Vice President and Treasurer
[SIGNATURE PAGE TO THE THIRD AMENDMENT]

CITIBANK, N.A., as the Administrative Agent, the Collateral Agent, a Revolving Credit Lender and the New Term Loan Lender
By:    /s/ Jackie Hoskins
Name: Jackie Hoskins
Title: Director

[SIGNATURE PAGE TO THE THIRD AMENDMENT]

CIBC BANK USA, as a Joint Lead Arranger, Joint Bookrunner and Revolving Credit Lender
By:    /s/ Kathleen L. Padilla
Name: Kathleen L. Padilla
Title: Managing Director
[SIGNATURE PAGE TO THE THIRD AMENDMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Joint Lead Arranger, Joint Bookrunner and Revolving Credit Lender
By:    /s/ Lucas Bross
Name: Lucas Bross
Title: Senior Vice President
[SIGNATURE PAGE TO THE THIRD AMENDMENT]

WELLS FARGO SECURITIES, LLC, as a Joint Lead Arranger and Joint Bookrunner
By:    /s/ Johnathan Temesgen
Name: Johnathan Temesgen
Title: Managing Director

[SIGNATURE PAGE TO THE THIRD AMENDMENT]

WELLS FARGO BANK, N.A., as a Revolving Credit Lender
By:    /s/ Heather Hoopingarner
Name: Heather Hoopingarner
Title: Director

[SIGNATURE PAGE TO THE THIRD AMENDMENT]

BANK OF AMERICA, N.A., as a Revolving Credit Lender
By:    /s/ Desaree Lopez
Name: Desaree Lopez
Title: Senior Vice President

[SIGNATURE PAGE TO THE THIRD AMENDMENT]

[Continuing Term Loan Lender Signatures on file with the Administrative Agent]

EXHIBIT A
Amended Credit Agreement
[See attached]